EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Third Quarter 2021

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.
Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

3Q 2021 Financial Supplement	2

Consolidated Financials
and Key Metrics

3Q 2021 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	Change	9/30/2020	9/30/2021	Change

Net income (loss)	$(705)	$(1,136)	$(1,400)	$223	$765	208.5%	$787	$(412)	(152.4)%
Net income (loss) attributable to the noncontrolling interest	(74)	(102)	(88)	(100)	(93)	(25.7)%	(197)	(281)	(42.6)%
Net income (loss) attributable to Holdings	$(779)	$(1,238)	$(1,488)	$123	$672	186.3%	$590	$(693)	(217.5)%

Non-GAAP Operating Earnings (1)	$568	$748	$600	$758	$818	44.0%	$1,554	$2,176	40.0%

Total equity attributable to Holdings' shareholders	$17,300	$15,576	$10,693	$11,732	$11,680	(32.5)%	$17,300	$11,680	(32.5)%
Less: Preferred Stock	1,269	1,269	1,562	1,562	1,562	23.1%	1,269	1,562	23.1%
Total equity attributable to Holdings' common shareholders	16,031	14,307	9,131	10,170	10,118	(36.9)%	16,031	10,118	(36.9)%
Less: Accumulated other comprehensive income (loss)	4,188	3,863	740	1,983	1,876	(55.2)%	4,188	1,876	(55.2)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$11,843	$10,444	$8,391	$8,187	$8,242	(30.4)%	$11,843	$8,242	(30.4)%

Return on Equity (ex. AOCI) - TTM	(2.9)%	(5.4)%	(69.7)%	(35.5)%	(22.7)%		(2.9)%	(22.7)%
Non-GAAP Operating ROE (1)	16.3%	17.3%	21.3%	26.8%	32.4%		16.3%	32.4%

Debt to capital:
Debt to Capital	19.2%	20.9%	26.4%	24.6%	24.7%		19.2%	24.7%
Debt to Capital (ex. AOCI)	23.9%	26.0%	27.8%	28.2%	28.1%		23.9%	28.1%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(1.77)	$(2.84)	$(3.46)	$0.23	$1.59	189.9%	$1.22	$(1.76)	(244.0)%
Non-GAAP Operating Earnings (1)	$1.24	$1.65	$1.35	$1.71	$1.94	55.8%	$3.35	$5.02	49.9%
Book value per common share	$36.05	$32.46	$21.32	$24.20	$25.00	(30.6)%	$36.05	$25.00	(30.6)%
Book value per common share (ex. AOCI)	$26.63	$23.70	$19.59	$19.48	$20.37	(23.5)%	$26.63	$20.37	(23.5)%

Weighted-average common shares outstanding:
Basic	447.5	442.8	434.2	424.2	411.3	(8.1)%	453.0	423.2	(6.6)%
Diluted	447.5	442.8	434.2	428.3	414.6	(7.3)%	454.1	423.2	(6.8)%

Ending common shares outstanding	444.7	440.8	428.3	420.2	404.7	(9.0)%	444.7	404.7	(9.0)%

Return to common shareholders:
Common stock dividend	$76	$75	$74	$76	$74		$222	$224
Repurchase of common shares	100	100	430	279	460		330	1,169
Total capital returned to common shareholders	$176	$175	$504	$355	$534		$552	$1,393

Market Values:
S&P 500	3,363	3,756	3,973	4,298	4,308	28.1%	3,363	4,308	28.1%
US 10-Year Treasury	0.7%	0.9%	1.7%	1.5%	1.5%		0.7%	1.5%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

3Q 2021 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	Change	9/30/2020	9/30/2021	Change

Revenues
Policy charges and fee income	$914	$948	$949	$939	$867	(5.1)%	$2,787	$2,755	(1.1)%
Premiums	221	243	258	241	230	4.1%	754	729	(3.3)%
Net derivative gains (losses)	(1,472)	(3,612)	(2,546)	(1,199)	(185)	87.4%	1,890	(3,930)	(307.9)%
Net investment income (loss)	879	947	884	1,033	997	13.4%	2,530	2,914	15.2%
Investment gains (losses), net	17	554	184	420	163	858.8%	190	767	303.7%
Investment management and service fees	1,126	1,294	1,257	1,318	1,323	17.5%	3,314	3,898	17.6%
Other income	155	142	167	198	220	41.9%	434	585	34.8%
Total revenues	1,840	516	1,153	2,950	3,615	96.5%	11,899	7,718	(35.1)%

Benefits and other deductions
Policyholders’ benefits	1,034	780	939	828	751	(27.4)%	4,546	2,518	(44.6)%
Interest credited to policyholders’ account balances	306	292	291	309	305	(0.3)%	930	905	(2.7)%
Compensation and benefits	503	598	580	568	614	22.1%	1,498	1,762	17.6%
Commissions and distribution related payments	342	369	382	397	436	27.5%	982	1,215	23.7%
Interest expense	52	48	74	51	59	13.5%	152	184	21.1%
Amortization of deferred policy acquisition costs	90	58	87	106	64	(28.9)%	1,555	257	(83.5)%
Other operating costs and expenses	436	392	608	447	456	4.6%	1,308	1,511	15.5%
Total benefits and other deductions	2,763	2,537	2,961	2,706	2,685	(2.8)%	10,971	8,352	(23.9)%

Income (loss) from operations, before income taxes	(923)	(2,021)	(1,808)	244	930	200.8%	928	(634)	(168.3)%
Income tax (expense) benefit	218	885	408	(21)	(165)	(175.7)%	(141)	222	257.4%
Net income (loss)	(705)	(1,136)	(1,400)	223	765	208.5%	787	(412)	(152.4)%
Less: net (income) loss attributable to the noncontrolling interest	(74)	(102)	(88)	(100)	(93)	(25.7)%	(197)	(281)	(42.6)%
Net income (loss) attributable to Holdings	$(779)	$(1,238)	$(1,488)	$123	$672	186.3%	$590	$(693)	(217.5)%
Less: Preferred stock dividends	(11)	(19)	(13)	(26)	(14)	(27.3)%	(34)	(53)	(55.9)%
Net income (loss) available to Holdings' common shareholders	$(790)	$(1,257)	$(1,501)	$97	$658	183.3%	$556	$(746)	(234.2)%

Adjustments related to:
Variable annuity product features (1)	$1,620	$3,439	$2,267	$1,193	$172		$473	$3,632
Investment gains (losses), net	(17)	(554)	(183)	(420)	(164)		(190)	(767)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	31	23	34	26	27		86	87
Other adjustments (2) (3) (4) (5)	66	116	524	7	141		836	672
Income tax (expense) benefit related to above adjustments (6)	(357)	(635)	(555)	(171)	(35)		(253)	(761)
Non-recurring tax items	4	(403)	1	—	5		12	6
Non-GAAP Operating earnings (7)	$568	$748	$600	$758	$818		$1,554	$2,176

Notes:
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the nine months ended September 30, 2020.
(2) Includes separation costs of $25 million,$37 million,$62 million and $108 million for the three and nine months ended September 30, 2021 and 2020.
(3) Includes certain legal accruals related to the cost of insurance litigation of $180 million for the nine months ended September 30, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the nine months ended September 30, 2020.
(5) Includes Non-GMxB related derivative hedge losses of ($4) million, $10 million, $140 million, and ($461) million for the three and nine months ended September 30, 2021 and 2020.
(6) Includes income taxes of ($554) million for the above related COVID-19 items for the nine months ended September 30, 2020.
(7) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2021 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021

Assets
Total investments	$105,778	$109,087	$105,497	$100,467	$102,007
Cash and cash equivalents	8,684	6,179	6,795	5,761	5,255
Cash and securities segregated, at fair value	1,869	1,753	1,413	1,073	909
Broker-dealer related receivables	1,929	2,223	2,361	2,474	2,639
Deferred policy acquisition costs	4,171	4,243	4,943	4,838	5,366
Goodwill and other intangible assets, net	4,745	4,737	4,744	4,739	4,734
Amounts due from reinsurers	4,580	4,566	4,526	14,462	14,801
GMIB reinsurance contract asset, at fair value	2,818	2,488	1,907	2,026	1,937
Current and deferred income taxes	—	—	509	428	293
Other assets	4,476	3,701	3,859	4,149	4,545
Assets held-for-sale	—	470	483	—	—
Separate Accounts assets	123,446	135,950	139,795	145,565	142,093
Total assets	$262,496	$275,397	$276,832	$285,982	$284,579

Liabilities
Policyholders’ account balances	$62,726	$66,820	$73,303	$75,169	$75,909
Future policy benefits and other policyholders’ liabilities	41,139	39,881	35,922	36,835	37,184
Broker-dealer related payables	760	1,443	2,283	1,643	1,087
Customers related payables	3,461	3,417	3,179	2,942	3,153
Amounts due to reinsurers	1,391	1,381	1,340	1,377	1,466
Short-term and long-term debt	4,114	4,115	4,022	3,920	3,839
Income taxes payable	1,648	749	—	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	—	313	323	746	1,190
Other liabilities	4,864	3,686	3,990	4,439	5,343
Liabilities held-for-sale	—	322	270	—	—
Separate Accounts liabilities	123,446	135,950	139,795	145,565	142,093
Total liabilities	243,549	258,077	264,427	272,636	271,264
Redeemable noncontrolling interest	95	143	137	42	143

Equity
Preferred stock	1,269	1,269	1,562	1,562	1,562
Common stock	5	5	5	5	5
Additional paid-in capital	1,953	1,985	1,928	1,980	1,917
Treasury shares	(2,147)	(2,245)	(2,300)	(2,537)	(2,537)
Retained earnings	12,032	10,699	8,758	8,739	8,857
Accumulated other comprehensive income (loss)	4,188	3,863	740	1,983	1,876
Total equity attributable to Holdings	17,300	15,576	10,693	11,732	11,680
Noncontrolling interest	1,552	1,601	1,575	1,572	1,492
Total equity	18,852	17,177	12,268	13,304	13,172
Total liabilities, redeemable noncontrolling interest and equity	$262,496	$275,397	$276,832	$285,982	$284,579

3Q 2021 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	—	—	185	82	1
Total short-term debt	—	—	185	82	1

Total long-term debt	4,114	4,115	3,837	3,838	3,838

Total short-term and long-term debt: [A]	$4,114	$4,115	$4,022	$3,920	$3,839

Equity:
Preferred stock	$1,269	$1,269	$1,562	$1,562	$1,562
Common stock	$5	$5	$5	$5	$5
Additional paid-in capital	1,953	1,985	1,928	1,980	1,917
Treasury stock, at cost	(2,147)	(2,245)	(2,300)	(2,537)	(2,537)
Retained earnings	12,032	10,699	8,758	8,739	8,857
Accumulated other comprehensive income (loss)	4,188	3,863	740	1,983	1,876
Total equity attributable to Holdings	17,300	15,576	10,693	11,732	11,680
Noncontrolling interest	1,552	1,601	1,575	1,572	1,492
Total equity	$18,852	$17,177	$12,268	$13,304	$13,172

Total equity attributable to Holdings, (ex. AOCI): [B]	$13,112	$11,713	$9,953	$9,749	$9,804

Capital:
Total capitalization (3)	$21,414	$19,691	$14,530	$15,570	$15,518
Total capitalization (ex. AOCI): [A+B] (3)	$17,226	$15,828	$13,790	$13,587	$13,642

Debt to capital:
Debt to capital (2)	19.2%	20.9%	26.4%	24.6%	24.7%
Debt to capital (ex. AOCI) (2)	23.9%	26.0%	27.8%	28.2%	28.1%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	449.4	444.7	440.8	428.3	420.2
Repurchases	(4.7)	(4.0)	(3.2)	(7.1)	—
Retirements	—	—	(11.2)	(1.1)	(15.6)
Issuances	—	0.1	2.0	0.1	0.1
Ending basic common shares outstanding	444.7	440.8	428.3	420.2	404.7
Total potentially dilutive shares	1.1	—	—	—	—
Ending common shares outstanding - maximum potential dilution	445.8	440.8	428.3	420.2	404.7
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

3Q 2021 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended September 30, 2021
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$439	$96	$—	$482	$80	$1,097
Net investment income (loss)	296	189	(2)	294	270	1,047
Net derivative gains (losses)	77	(11)	2	(7)	3	64
Investment management, service fees and other income	186	69	1,093	69	126	1,543
Segment revenues	998	343	1,093	838	479	3,751
Benefits and other deductions
Policyholders’ benefits	272	—	—	392	164	828
Interest credited to policyholders’ account balances	70	77	—	126	32	305
Commissions and distribution related payments	89	12	187	44	104	436
Amortization of deferred policy acquisition costs	88	(24)	—	4	(13)	55
Compensation, benefits and other operating costs and expenses	96	45	622	78	112	953
Interest expense and financing fees	—	—	—	—	65	65
Segment benefits and other deductions	615	110	809	644	464	2,642
Operating earnings (loss), before income taxes	383	233	284	194	15	1,109
Income Taxes	(67)	(41)	(49)	(34)	1	(190)
Operating earnings (loss), before noncontrolling interest	316	192	235	160	16	919
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(101)	—	—	(101)
Operating earnings (loss)	$316	$192	$134	$160	$16	$818

	Three Months Ended September 30, 2020
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$519	$75	$—	$450	$90	$1,134
Net investment income (loss)	324	174	13	240	121	872
Net derivative gains (losses)	58	(3)	(14)	3	1	45
Investment Management, service fees and other income	178	55	900	58	88	1,279
Segment revenues	1,079	301	899	751	300	3,330
Benefits and other deductions
Policyholders’ benefits	298	1	—	455	163	917
Interest credited to policyholders’ account balances	78	76	—	130	22	306
Commissions and distribution related payments	71	9	148	40	74	342
Amortization of deferred policy acquisition costs	94	14	—	(16)	—	92
Compensation, benefits and other operating costs and expenses	93	46	531	82	89	841
Interest Expense and Financing Fees	—	—	1	—	56	57
Segment benefits and other deductions	634	146	680	691	404	2,555
Operating earnings (loss), before income taxes	445	155	219	60	(104)	775
Income Taxes	(74)	(26)	(40)	(9)	18	(131)
Operating earnings (loss), before noncontrolling interest	371	129	179	51	(86)	644
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(75)	—	(1)	(76)
Operating earnings (loss)	$371	$129	$104	$51	$(87)	$568

3Q 2021 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Nine Months Ended September 30, 2021
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,457	$273	$—	$1,493	$261	$3,484
Net investment income (loss)	972	564	10	827	613	2,986
Net derivative gains (losses)	(51)	(16)	(7)	(18)	(22)	(114)
Investment Management, service fees and other income	579	197	3,166	194	347	4,483
Segment revenues	2,957	1,018	3,169	2,496	1,199	10,839
Benefits and other deductions
Policyholders’ benefits	641	—	—	1,370	485	2,496
Interest credited to policyholders’ account balances	205	227	—	383	90	905
Commissions and distribution related payments	245	41	517	120	292	1,215
Amortization of deferred policy acquisition costs	239	(11)	—	63	(16)	275
Compensation, benefits and other operating costs and expenses	307	140	1,831	241	257	2,776
Interest expense and financing fees	—	—	1	—	180	181
Segment benefits and other deductions	1,637	397	2,349	2,177	1,288	7,848
Operating earnings (loss), before income taxes	1,320	621	820	319	(89)	2,991
Income Taxes	(227)	(107)	(142)	(55)	14	(517)
Operating earnings (loss), before noncontrolling interest	1,093	514	678	264	(75)	2,474
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(297)	—	(1)	(298)
Operating earnings (loss)	$1,093	$514	$381	$264	$(76)	$2,176

	Nine Months Ended September 30, 2020
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,513	$214	$—	$1,480	$291	$3,498
Net investment income (loss)	906	460	12	688	338	2,404
Net derivative gains (losses)	414	1	(15)	10	(3)	407
Investment Management, service fees and other income	519	154	2,653	166	255	3,747
Segment revenues	3,352	829	2,650	2,344	881	10,056
Benefits and other deductions
Policyholders’ benefits	1,046	2	—	1,415	504	2,967
Interest credited to policyholders’ account balances	241	226	—	394	75	936
Commissions and distribution related payments	203	33	414	115	217	982
Amortization of deferred policy acquisition costs	253	28	—	63	(1)	343
Compensation, benefits and other operating costs and expenses	286	147	1,612	251	221	2,517
Interest Expense and Financing Fees	—	—	5	—	164	169
Segment benefits and other deductions	2,029	436	2,031	2,238	1,180	7,914
Operating earnings (loss), before income taxes	1,323	393	619	106	(299)	2,142
Income Taxes	(229)	(68)	(109)	(18)	53	(371)
Operating earnings (loss), before noncontrolling interest	1,094	325	510	88	(246)	1,771
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(219)	—	2	(217)
Operating earnings (loss)	$1,094	$325	$291	$88	$(244)	$1,554

3Q 2021 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021

Assets Under Management

AB AUM
Total AB	$630.8	$685.9	$697.2	$738.4	$742.2
Exclusion for General Account and other Affiliated Accounts	(85.9)	(87.6)	(84.5)	(76.7)	(77.4)
Exclusion for Separate Accounts	(36.6)	(40.5)	(42.2)	(44.4)	(43.6)
AB third party	$508.3	$557.8	$570.4	$617.3	$621.2

Total company AUM
AB third party	$508.3	$557.8	$570.4	$617.3	$621.2
General Account and other Affiliated Accounts (1) (3)	114.5	115.3	112.3	106.2	107.3
Separate Accounts (2) (3)	123.4	136.0	139.8	145.6	142.1
Total AUM	$746.3	$809.0	$822.5	$869.1	$870.6

Total Assets Under Administration (AUA) (4)	$56.3	$62.3	$70.1	$75.4	$77.4

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,273	4,530	4,369	4,314	4,263

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2021 and September 30, 2021, Separate Account and General Account AUM is inclusive of $16.9 billion, $63 million, $16.3 billion and $64 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(4) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

3Q 2021 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	Change	9/30/2020	9/30/2021	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$1,656	$1,968	$2,386	$2,753	$2,801	69.1%	$5,205	$7,940	52.5%
Renewal premium and deposits	91	81	83	90	83	(8.8)%	258	256	(0.8)%
Total Gross Premiums	$1,747	$2,049	$2,469	$2,843	$2,884	65.1%	$5,463	$8,196	50.0%

Group Retirement
First year premiums and deposits	$254	$332	$308	$306	$352	38.6%	$844	$966	14.5%
Renewal premium and deposits	452	584	597	623	479	6.0%	1,583	1,699	7.3%
Total Gross Premiums	$706	$916	$905	$929	$831	17.7%	$2,427	$2,665	9.8%

Protection Solutions
First year premiums and deposits	$76	$95	$98	$100	$95	25.0%	$264	$293	11.0%
Renewal premium and deposits	624	653	664	648	659	5.6%	1,907	1,971	3.4%
Total Gross Premiums	$700	$748	$762	$748	$754	7.7%	$2,171	$2,264	4.3%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$8.3	$9.9	$4.9	$17.6	$2.6	(68.7)%	$21.0	$25.1	19.5%
Retail	17.5	17.7	23.0	23.8	25.6	46.3%	61.3	72.4	18.1%
Private Wealth Management	3.5	3.7	5.4	3.6	4.1	17.1%	10.5	13.1	24.8%
Firmwide Gross Sales	$29.3	$31.3	$33.3	$45.0	$32.3	10.2%	$92.8	$110.6	19.2%

Gross sales by investment service
Equity Active	$12.0	$13.5	$15.6	$18.3	$17.2	43.3%	$37.9	$51.1	34.8%
Equity Passive (1)	1.2	0.1	0.2	0.4	0.5	(58.3)%	1.6	1.1	(31.3)%
Fixed Income - Taxable	11.0	13.6	12.4	16.3	8.8	(20.0)%	40.7	37.5	(7.9)%
Fixed Income - Tax-Exempt	2.2	2.8	3.4	3.2	3.3	50.0%	7.5	9.9	32.0%
Fixed Income Passive (1)	—	—	—	0.8	0.4	100.0%	—	1.2	100.0%
Alternatives/Multi-Asset Solutions (2)	2.9	1.3	1.7	6.0	2.1	(27.6)%	5.1	9.8	92.2%
Firmwide Gross Sales	$29.3	$31.3	$33.3	$45.0	$32.3	10.2%	$92.8	$110.6	19.2%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

3Q 2021 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

3Q 2021 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	Change	9/30/2020	9/30/2021	Change

Revenues
Policy charges, fee income and premiums	$519	$521	$522	$496	$439	(15.4)%	$1,513	$1,457	(3.7)%
Net investment income (loss)	324	340	325	351	296	(8.6)%	906	972	7.3%
Net derivative gains (losses)	58	(83)	(59)	(69)	77	32.8%	414	(51)	(112.3)%
Investment management, service fees and other income	178	181	192	201	186	4.5%	519	579	11.6%
Segment revenues	1,079	959	980	979	998	(7.5)%	3,352	2,957	(11.8)%

Benefits and other deductions
Policyholders’ benefits	298	161	206	163	272	(8.7)%	1,046	641	(38.7)%
Interest credited to policyholders’ account balances	78	71	68	67	70	(10.3)%	241	205	(14.9)%
Commissions and distribution-related payments	71	78	81	75	89	25.4%	203	245	20.7%
Amortization of deferred policy acquisition costs	94	46	78	73	88	(6.4)%	253	239	(5.5)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	93	96	112	99	96	3.2%	286	307	7.3%
Segment benefits and other deductions	634	452	545	477	615	(3.0)%	2,029	1,637	(19.3)%

Operating earnings (loss), before income taxes	445	507	435	502	383	(13.9)%	1,323	1,320	(0.2)%
Income taxes	(74)	(65)	(72)	(88)	(67)	9.5%	(229)	(227)	0.9%
Operating earnings (loss), before noncontrolling interest	371	442	363	414	316	(14.8)%	1,094	1,093	(0.1)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$371	$442	$363	$414	$316	(14.8)%	$1,094	$1,093	(0.1)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,486	$1,536	$1,526	$1,590	$1,535	3.3%	$1,486	$1,535	3.3%
Average capital - TTM: [B]	$6,682	$6,352	$6,248	$6,426	$6,304	(5.7)%	$6,682	$6,304	(5.7)%
Non-GAAP Operating ROC - TTM (1): [A/B]	22.2%	24.2%	24.4%	24.8%	24.4%		22.2%	24.4%

Average Account Value (TTM)	$103,546	$105,663	$112,460	$113,609	$113,580	9.7%	$103,546	$113,580	9.7%

Return on assets (TTM)	1.74%	1.73%	1.61%	1.66%	1.61%		1.74%	1.61%

Net flows
Current Product Offering	$351	$534	$559	$762	$702	99.9%	$1,622	$2,023	24.7%
Fixed Rate (3)	(778)	(863)	(1,075)	(940)	(689)	11.5%	(2,422)	(2,704)	(11.7)%
Net flows	$(427)	$(329)	$(516)	$(178)	$13	103.0%	$(800)	$(681)	14.9%

First year premiums and deposits	$1,656	$1,968	$2,386	$2,753	$2,801	69.1%	$5,205	$7,940	52.5%

In-force Policy Count by Product (in thousands) (2):
Current Product Offering	557	560	561	564	568		557	568
Fixed Rate	342	338	333	328	322		342	322
Total	899	898	894	892	890		899	890

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and
"Glossary of Selected Financial and Product Terms" sections of this document.
(2) As of June 30, 2021 and September 30, 2021, In-force Policy Count by Product presented on a gross basis includes 108 thousand and 107 thousand ceded policies, respectively, related to the Venerable transaction.
(3) Net flows excluded as it relates to AV ceded to Venerable for the three months ended June 30, 2021 and September 30, 2021 and nine months ended September 30, 2021 were $(120) million, $(322) million and $(442) million, respectively.

3Q 2021 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	9/30/2020	9/30/2021

Sales Metrics
First Year Premiums by Product:
SCS	$1,166	$1,511	$1,752	$1,905	$1,910	$3,380	$5,567
Retirement Cornerstone	324	256	369	454	531	1,250	1,354
Investment Edge	97	130	184	301	274	318	759
Other	69	71	81	93	86	257	260
Total First Year Premiums	$1,656	$1,968	$2,386	$2,753	$2,801	$5,205	$7,940

First Year Premiums by Guarantee:
Non-GMxB	$1,255	$1,617	$1,919	$2,168	$2,186	$3,725	$6,273
ROP death benefit only	134	144	179	203	160	388	542
Total non-GMxB & ROP death benefit only	1,389	1,761	2,098	2,371	2,346	4,113	6,815
Floating rate GMxB	266	205	287	381	455	1,073	1,123
Fixed rate GMxB	1	2	1	1	—	19	2
Total First Year Premiums	$1,656	$1,968	$2,386	$2,753	$2,801	$5,205	$7,940

Account Values
General Account:
Balance as of beginning of period	$27,075	$28,376	$30,783	$32,259	$34,090	$26,108	$30,783
Gross premiums (6)	915	1,409	1,388	1,760	2,137	3,247	5,285
Surrenders, withdrawals and benefits	(528)	(572)	(684)	(787)	(847)	(1,383)	(2,318)
Net flows (1)	387	837	704	973	1,290	1,864	2,967
Investment performance, interest credited and policy charges (1)	914	1,570	772	917	248	413	1,937
Ceded to Venerable (2)	—	—	—	(61)	—	—	(61)
Other (3) (4) (5)	—	—	—	2	(38)	(6)	(36)
Reclassified to Assets held-for-sale	—	—	—	—	—	(3)	—
Balance as of end of period	$28,376	$30,783	$32,259	$34,090	$35,590	$28,376	$35,590
Separate Accounts:
Balance as of beginning of period	$76,765	$79,455	$86,607	$88,521	$74,345	$82,814	$86,607
Gross premiums (6)	820	640	1,081	1,061	711	2,197	2,853
Surrenders, withdrawals and benefits	(1,634)	(1,806)	(2,301)	(2,212)	(1,988)	(4,861)	(6,501)
Net flows (1)	(814)	(1,166)	(1,220)	(1,151)	(1,277)	(2,664)	(3,648)
Investment performance, interest credited and policy charges (1)	3,504	8,318	3,134	3,786	(945)	(695)	5,975
Ceded to Venerable (2)	—	—	—	(16,866)	—	—	(16,866)
Other (3) (4) (5)	—	—	—	55	—	—	55
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$79,455	$86,607	$88,521	$74,345	$72,123	$79,455	$72,123
Total:
Balance as of beginning of period	$103,840	$107,831	$117,390	$120,780	$108,435	$108,922	$117,390
Gross premiums (6)	1,735	2,049	2,469	2,821	2,848	5,444	8,138
Surrenders, withdrawals and benefits	(2,162)	(2,378)	(2,985)	(2,999)	(2,835)	(6,244)	(8,819)
Net flows (1)	(427)	(329)	(516)	(178)	13	(800)	(681)
Investment performance, interest credited and policy charges (1)	4,418	9,888	3,906	4,703	(697)	(282)	7,912
Ceded to Venerable (2)	—	—	—	(16,927)	—	—	(16,927)
Other (3) (4) (5)	—	—	—	57	(38)	(6)	19
Reclassified to Assets held-for-sale	—	—	—	—	—	(3)	—
Balance as of end of period	$107,831	$117,390	$120,780	$108,435	$107,713	$107,831	$107,713

Net Amount at Risk (NAR)
Total GMIB NAR	$13,403	$10,461	$8,049	$3,820	$4,119	$13,403	$4,119
Total GMDB NAR	21,061	18,271	17,562	9,002	9,569	21,061	9,569
Reserves (Net of Reinsurance)
GMIB Reserves	$14,984	$14,246	$11,680	$4,606	$4,913	$14,984	$4,913
GMDB Reserves	5,021	5,006	4,999	2,829	2,765	5,021	2,765
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$20,005	$19,252	$16,679	$7,435	$7,678	$20,005	$7,678
Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the three months ended June 30, 2021 and September 30, 2021 and nine months ended September 30, 2021 were ($120) million, ($322) million and ($442) million respectively. Investment performance, interest credited and policy charges excluded as it relates to AV ceded to Venerable for the three months ended June 30, 2021 and September 30, 2021 and nine months ended September 30, 2021 were $148 million, ($273) million and ($125) million, respectively.

3Q 2021 Financial Supplement	14

(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(3) For the three and nine months ended September 30, 2021 amounts reflect ($38) million trasnfer of policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.
(4) For the three months ended June 30, 2021 and nine months ended September 30, 2021 amounts reflect $57 million of AV transfer of a closed block of GMxB business from GR to IR.
(5) For the nine months ended September 30, 2020, amounts are primarily related to our fixed income annuity (“FIA”) contracts which were previously reported as Policyholders’ account balances in the consolidated balance sheets and therefore included in our definition of “Account Value”. Effective January 1, 2020, FIAs are reported as future policy benefits and other policyholders’ liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.
(6) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

3Q 2021 Financial Supplement	15

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	Change	9/30/2020	9/30/2021	Change

Revenues
Policy charges, fee income and premiums	$75	$81	$86	$91	$96	28.0%	$214	$273	27.6%
Net investment income (loss)	174	181	180	195	189	8.6%	460	564	22.6%
Net derivative gains (losses)	(3)	—	—	(5)	(11)	(266.7)%	1	(16)	N/M
Investment management, service fees and other income	55	57	63	65	69	25.5%	154	197	27.9%
Segment revenues	301	319	329	346	343	14.0%	829	1,018	22.8%

Benefits and other deductions
Policyholder benefits	1	—	—	—	—	(100.0)%	2	—	(100.0)%
Interest credited to policyholders’ account balances	76	77	75	75	77	1.3%	226	227	0.4%
Commissions and distribution-related payments	9	12	13	16	12	33.3%	33	41	24.2%
Amortization of deferred policy acquisition costs	14	(7)	5	8	(24)	(271.4)%	28	(11)	(139.3)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	46	45	55	40	45	(2.2)%	147	140	(4.8)%
Segment benefits and other deductions	146	127	148	139	110	(24.7)%	436	397	(8.9)%

Operating earnings (loss), before income taxes	155	192	181	207	233	50.3%	393	621	58.0%
Income taxes	(26)	(26)	(30)	(36)	(41)	(57.7)%	(68)	(107)	(57.4)%
Operating earnings (loss), before noncontrolling interest	129	166	151	171	192	48.8%	325	514	58.2%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$129	$166	$151	$171	$192	48.8%	$325	$514	58.2%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$434	$491	$536	$617	$680	56.7	$434	$680	56.7%
Average capital - TTM: [B]	$1,136	$1,073	$1,090	$1,108	$1,132	(0.3)	$1,136	$1,132	(0.3)%
Non-GAAP Operating ROC - TTM (1): [A/B]	38.3%	45.8%	49.1%	55.5%	60.0%		38.3%	60.0%

Average Account Value (TTM)	$36,708	$37,853	$40,553	$42,762	$44,469	21.1%	$36,708	$44,469	21.1%

Return on assets (TTM)	1.43%	1.55%	1.57%	1.72%	1.83%		1.43%	1.83%

Net flows	$(93)	$45	$(51)	$68	$(135)	(45.2)%	$251	$(118)	(147.0)%

Gross premiums	$706	$916	$905	$929	$831	17.7%	$2,427	$2,665	9.8%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

3Q 2021 Financial Supplement	16

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	9/30/2020	9/30/2021

Sales Metrics
Gross premiums:
First-year premiums	$254	$332	$308	$306	$352	$844	$966
Renewal premiums	452	584	597	623	479	1,583	1,699
Group Retirement premiums	$706	$916	$905	$929	$831	$2,427	$2,665

Gross premiums by market:
Tax-exempt	$173	$175	$179	$187	$213	$549	$579
Corporate	72	130	119	107	128	262	354
Other	9	27	10	12	11	33	33
Total First Year Premiums	254	332	308	306	352	844	966
Tax-exempt	320	452	447	481	347	1,180	1,275
Corporate	87	85	96	93	90	257	279
Other	45	47	54	49	42	146	145
Total renewal premiums	452	584	597	623	479	1,583	1,699
Group Retirement premiums by market	$706	$916	$905	$929	$831	$2,427	$2,665

Account Values
General Account:
Balance as of beginning of period	$12,420	$12,627	$12,826	$12,924	$12,983	$12,071	$12,826
Gross premiums	355	376	288	225	253	1,061	766
Surrenders, withdrawals and benefits	(239)	(274)	(278)	(251)	(276)	(736)	(805)
Net flows	116	102	10	(26)	(23)	325	(39)
Investment performance, interest credited and policy charges	91	97	88	87	82	231	257
Other (1)	—	—	—	(2)	—	—	(2)
Balance as of end of period	$12,627	$12,826	$12,924	$12,983	$13,042	$12,627	$13,042

Separate Accounts
Balance as of beginning of period	$24,670	$26,088	$29,633	$31,026	$32,940	$25,809	$29,633
Gross premiums	351	540	617	703	578	1,366	1,898
Surrenders, withdrawals and benefits	(560)	(597)	(678)	(609)	(690)	(1,440)	(1,977)
Net flows	(209)	(57)	(61)	94	(112)	(74)	(79)
Investment performance, interest credited and policy charges	1,627	3,602	1,454	1,875	(326)	353	3,003
Other (1)	—	—	—	(55)	—	—	(55)
Balance as of end of period	$26,088	$29,633	$31,026	$32,940	$32,502	$26,088	$32,502

Total:
Balance as of beginning of period	$37,090	$38,715	$42,459	$43,950	$45,923	$37,880	$42,459
Gross premiums	706	916	905	928	831	2,427	2,664
Surrenders, withdrawals and benefits	(799)	(871)	(956)	(860)	(966)	(2,176)	(2,782)
Net flows	(93)	45	(51)	68	(135)	251	(118)
Investment performance, interest credited and policy charges	1,718	3,699	1,542	1,962	(244)	584	3,260
Other (1)	—	—	—	(57)	—	—	(57)
Balance as of end of period	$38,715	$42,459	$43,950	$45,923	$45,544	$38,715	$45,544
Notes:
(1) For the three and nine months ended September 30, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.

3Q 2021 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	Change	9/30/2020	9/30/2021	Change

Revenues
Net investment income (loss)	$13	$19	$—	$12	$(2)	(115.4)%	$12	$10	(16.7)%
Net derivative gains (losses)	(14)	(21)	2	(11)	2	114.3%	(15)	(7)	53.3%
Investment management, service fees and other income	900	1,055	1,002	1,071	1,093	21.4%	2,653	3,166	19.3%
Segment Revenues	899	1,053	1,004	1,072	1,093	21.6%	2,650	3,169	19.6%

Benefits and other deductions
Commissions and distribution-related payments	148	155	162	168	187	26.4%	414	517	24.9%
Compensation, benefits and other operating costs and expenses	531	599	580	629	622	17.1%	1,612	1,831	13.6%
Interest expense and financing fees	1	1	1	—	—	(100.0)%	5	1	(80.0)%
Total benefits and other deductions	680	755	743	797	809	19.0%	2,031	2,349	15.7%

Operating earnings (loss), before income taxes	219	298	261	275	284	29.7%	619	820	32.5%
Income taxes	(40)	(52)	(44)	(49)	(49)	(22.5)%	(109)	(142)	(30.3)%
Operating earnings (loss), before noncontrolling interest	179	246	217	226	235	31.3%	510	678	32.9%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(75)	(105)	(96)	(100)	(101)	(34.7)%	(219)	(297)	(35.6)%
Operating earnings (loss)	$104	$141	$121	$126	$134	28.8%	$291	$381	30.9%

Summary Metrics

Adjusted operating margin (1)	29.7%	34.2%	31.7%	31.7%	31.8%		28.4%	31.7%

Net flows (in billions USD)	$3.1	$3.2	$5.2	$6.2	$7.2		$(5.8)	$18.7

Total AUM (in billions USD)	$630.8	$685.9	$697.2	$738.4	$742.2		$630.8	$742.2

Ownership Structure of AB

Holdings and its subsidiaries	63.8%	63.3%	62.8%	62.9%	63.2%		63.8%	63.2%
AB Holding	35.5%	36.0%	36.5%	36.3%	36.1%		35.5%	36.1%
Unaffiliated holders	0.7%	0.7%	0.7%	0.8%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	65.3%	64.8%	64.3%	64.4%	64.7%		65.3%	64.7%
EQH average economic interest	65.2%	65.1%	64.2%	64.4%	64.6%		65.1%	64.4%

Units of limited partnership outstanding (in millions)	268.4	270.5	272.7	272.0	270.9		268.4	270.9
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

3Q 2021 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021

AUM Roll-forward
Balance as of beginning of period	$600.0	$630.8	$685.9	$697.2	$738.4
Sales/new accounts	29.3	31.3	33.3	45.0	32.3
Redemptions/terminations	(23.2)	(22.0)	(24.2)	(32.4)	(21.5)
Cash flow/unreinvested dividends	(3.0)	(6.1)	(3.9)	(6.4)	(3.6)
Net long-term (outflows) inflows	3.1	3.2	5.2	6.2	7.2
Market appreciation (depreciation)	27.7	51.9	6.1	35.0	(3.4)
Net change	30.8	55.1	11.3	41.2	3.8
Balance as of end of period	$630.8	$685.9	$697.2	$738.4	$742.2

Ending Assets by distribution channel
Institutions	$289.5	$315.6	$314.7	$329.1	$327.5
Retail	242.9	265.3	272.3	293.7	298.8
Private Wealth Management	98.4	105.0	110.2	115.6	115.9
Total	$630.8	$685.9	$697.2	$738.4	$742.2

Ending Assets by investment service
Equity
Actively Managed	$188.8	$217.8	$231.8	$256.7	$260.3
Passively Managed (1)	57.5	64.5	66.3	69.5	69.1
Total Equity	$246.3	$282.3	$298.1	$326.2	$329.4
Fixed Income
Actively Managed	$302.0	$313.5	$304.0	$306.3	$306.2
Passively Managed (1)	9.0	8.5	8.3	9.3	9.5
Total Fixed Income	311.0	322.0	312.3	315.6	315.7
Total Alternatives/Multi-Asset Solutions (2)	73.5	81.6	86.8	96.6	97.1
Total	$630.8	$685.9	$697.2	$738.4	$742.2

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

3Q 2021 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					Nine Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	9/30/2020	9/30/2021
Net Flows by Distribution Channel
Institutions
US	$(0.6)	$3.4	$(1.7)	$(1.9)	$1.8	$(4.6)	$(1.7)
Global and Non-US	2.7	1.6	2.5	2.8	(1.6)	0.7	3.7
Total Institutions	$2.1	$5.0	$0.8	$0.9	$0.2	$(3.9)	$2.0
Retail
US	$1.2	$1.0	$3.6	$5.2	$7.0	$2.0	$15.9
Global and Non-US	(0.5)	(1.7)	(0.9)	—	(0.4)	(2.9)	(1.3)
Total Retail	$0.7	$(0.7)	$2.7	$5.2	$6.6	$(0.9)	$14.4
Private Wealth
US (4)	$0.5	$(1.2)	$0.8	$(0.7)	$(0.3)	$(0.1)	$(0.1)
Global and Non-US	(0.2)	0.1	0.9	0.8	0.7	(0.9)	2.4
Total Private Wealth (4)	$0.3	$(1.1)	$1.7	$0.1	$0.4	$(1.0)	$2.3
Total Net Flows by Distribution Channel (4)	$3.1	$3.2	$5.2	$6.2	$7.2	$(5.8)	$18.7
Net Flows by Investment Service
Equity Active
US	$1.2	$0.5	$2.0	$4.3	$4.7	$3.0	$11.0
Global and Non-US	1.0	0.5	1.7	1.3	0.1	3.4	3.1
Total Equity Active	$2.2	$1.0	$3.7	$5.6	$4.8	$6.4	$14.1
Equity Passive (1)
US	$(1.8)	$(0.8)	$(1.6)	$(1.1)	$(0.5)	$(3.3)	$(3.2)
Global and Non-US	0.8	(0.1)	(0.4)	(0.6)	0.2	(0.5)	(0.8)
Total Equity Passive (1)	$(1.0)	$(0.9)	$(2.0)	$(1.7)	$(0.3)	$(3.8)	$(4.0)
Fixed Income - Taxable (3)
US (4)	$1.1	$3.4	$0.2	$(2.6)	$2.2	$(2.6)	$(0.1)
Global and Non-US	(1.3)	(1.4)	(1.0)	(2.7)	(2.1)	(9.1)	(5.8)
Total Fixed Income - Taxable (4)	$(0.2)	$2.0	$(0.8)	$(5.3)	$0.1	$(11.7)	$(5.9)
Fixed Income - Tax-Exempt
US	$0.8	$0.5	$1.6	$1.5	$1.5	$0.5	$4.6
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$0.8	$0.5	$1.6	$1.5	$1.5	$0.5	$4.6
Fixed Income - Passive (1)
US	$(0.3)	$(0.4)	$0.2	$0.1	$0.3	$(0.6)	$0.6
Global and Non-US	(0.8)	(0.2)	—	0.8	(0.1)	(0.4)	0.7
Total Fixed Income - Passive (1)	$(1.1)	$(0.6)	$0.2	$0.9	$0.2	$(1.0)	$1.3
Alternatives/Multi-Asset Solutions (2)
US	$0.1	$—	$0.3	$0.4	$0.3	$0.3	$1.0
Global and Non-US	2.3	1.2	2.2	4.8	0.6	3.5	7.6
Total Alternatives/Multi-Asset Solutions (2)	$2.4	$1.2	$2.5	$5.2	$0.9	$3.8	$8.6
Total Net Flows by Investment Service	$3.1	$3.2	$5.2	$6.2	$7.2	$(5.8)	$18.7
Active vs. Passive Net Flows
Actively Managed
Equity	$2.2	$1.0	$3.7	$5.6	$4.8	$6.4	$14.1
Fixed Income (3) (4)	0.6	2.5	0.8	(3.8)	1.6	(11.2)	(1.3)
Alternatives/Multi-Asset Solutions (2) (4)	2.3	1.0	2.0	4.9	0.3	3.5	7.1
Total	$5.1	$4.5	$6.5	$6.7	$6.7	$(1.3)	$19.9
Passively Managed (1)
Equity	$(1.0)	$(0.9)	$(2.0)	$(1.7)	$(0.3)	$(3.8)	$(4.0)
Fixed Income	(1.1)	(0.6)	0.2	0.9	0.2	(1.0)	1.3
Alternatives/Multi-Asset Solutions (2) (4)	0.1	0.2	0.5	0.3	0.6	0.3	1.5
Total (4)	$(2.0)	$(1.3)	$(1.3)	$(0.5)	$0.5	$(4.5)	$(1.2)
Total Active vs Passive Net Flows	$3.1	$3.2	$5.2	$6.2	$7.2	$(5.8)	$18.7
Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of Alternatives and Multi-Asset Solutions services, the investment service line was updated to “Alternatives and Multi-Asset Solutions."

(3) Fixed income – taxable investment service net flows include $1.3 billion of AXA's redemptions of certain low-fee fixed income mandates for the nine-month period ended September 30, 2021. Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $2.2 billion and $0.7 billion for the third and fourth quarter of 2020, respectively, as well as $1.3 billion for the second quarter of 2021.
(4) AB line item does not cross foot for the nine months ended 2021 due to rounding.

3Q 2021 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	Change	9/30/2020	9/30/2021	Change

Revenues
Policy charges, fee income and premiums	$450	$490	$504	$507	$482	7.1%	$1,480	$1,493	0.9%
Net investment income (loss)	240	256	262	271	294	22.5%	688	827	20.2%
Net derivative gains (losses)	3	(5)	(1)	(10)	(7)	(333.3)%	10	(18)	(280.0)%
Investment management, service fees and other income	58	59	61	64	69	19.0%	166	194	16.9%
Segment revenues	751	800	826	832	838	11.6%	2,344	2,496	6.5%

Benefits and other deductions
Policyholders’ benefits	455	460	509	469	392	(13.8)%	1,415	1,370	(3.2)%
Interest credited to policyholders’ account balances	130	120	123	134	126	(3.1)%	394	383	(2.8)%
Commissions and distribution-related payments	40	45	34	42	44	10.0%	115	120	4.3%
Amortization of deferred policy acquisition costs	(16)	21	26	33	4	125.0%	63	63	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	82	86	85	78	78	(4.9)%	251	241	(4.0)%
Segment benefits and other deductions	691	732	777	756	644	(6.8)%	2,238	2,177	(2.7)%

Operating earnings (loss), before income taxes	60	68	49	76	194	223.3%	106	319	200.9%
Income taxes	(9)	(10)	(8)	(13)	(34)	(277.8)%	(18)	(55)	(205.6)%
Operating earnings (loss), before noncontrolling interest	51	58	41	63	160	213.7%	88	264	200.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$51	$58	$41	$63	$160	213.7%	$88	$264	200.0%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$217	$146	$138	$213	$322	48.4%	$217	$322	48.4%
Average capital - TTM: [B]	$2,370	$2,170	$2,145	$2,137	$2,150	(9.3)%	$2,370	$2,150	(9.3)%
Non-GAAP Operating ROC - TTM (1): [A/B]	9.2%	6.7%	6.5%	10.0%	15.0%		9.2%	15.0%

Benefit ratio	77.9%	72.5%	76.5%	72.5%	61.8%		77.2%	70.2%

Gross written premiums	$700	$748	$762	$748	$754	7.7%	$2,171	$2,264	4.3%

Annualized premiums	$49	$59	$69	$67	$67	36.7%	$162	$203	25.3%

Total in-force face amount (in billions USD) (2)	$419.9	$420.6	$421.3	$422.4	$422.4	0.6%	$419.9	$422.4	0.6%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.
(2) Total in-force face amount presented on a gross basis including ceded policies.

3Q 2021 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	9/30/2020	9/30/2021

Sales Metrics
First Year Premiums by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	28	26	21	10	7	118	38
Variable Universal Life	31	49	52	67	66	95	185
Term	5	4	5	4	3	14	12
Employee Benefits	12	15	20	19	18	37	57
Other (1)	—	1	—	—	1	—	1
Total	$76	$95	$98	$100	$95	$264	$293

Renewals by Product Line:
Universal Life	$223	$205	$201	$204	$221	$640	$626
Indexed Universal Life	63	74	76	75	79	202	230
Variable Universal Life	226	253	256	238	224	694	718
Term	81	91	97	94	90	284	281
Employee Benefits	26	25	30	32	41	73	103
Other (1)	5	5	4	5	4	14	13
Total	624	653	664	648	659	1,907	1,971
Total Gross Premiums	$700	$748	$762	$748	$754	$2,171	$2,264

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$49.5	$48.7	$48.0	$47.3	$46.7	$49.5	$46.7
Indexed Universal Life	27.5	27.7	28.0	28.0	28.0	27.5	28.0
Variable Universal Life (4)	126.7	127.7	128.5	129.8	130.9	126.7	130.9
Term	214.9	215.2	215.5	216.0	215.6	214.9	215.6
Whole Life	1.3	1.3	1.3	1.3	1.2	1.3	1.2
Total	$419.9	$420.6	$421.3	$422.4	$422.4	$419.9	$422.4

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	147	144	142	140	138	147	138
Indexed Universal Life	63	64	64	64	64	63	64
Variable Universal Life (4)	292	291	290	290	291	292	291
Term	268	268	268	268	267	268	267
Whole Life	17	17	17	17	17	17	17
Total	787	784	781	779	777	787	777

Protection Solutions Reserves
General Account	$18,691	$18,905	$18,401	$18,588	$18,584	$18,691	$18,584
Separate Accounts	13,190	14,771	15,387	16,281	16,080	13,190	16,080
Total	$31,881	$33,676	$33,788	$34,869	$34,664	$31,881	$34,664

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

3Q 2021 Financial Supplement	22

Investments

3Q 2021 Financial Supplement	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2020		September 30, 2021
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$81,638	70.8%	$76,968	71.8%
Fixed maturities, at fair value using the fair value option	389	0.3%	1,334	1.2%
Mortgage loans on real estate	13,159	11.4%	13,448	12.5%
Policy loans	4,118	3.6%	4,027	3.8%
Other equity investments (4)	1,502	1.3%	2,986	2.8%
Other invested assets	2,728	2.4%	2,660	2.5%
Subtotal investment assets	103,534	89.8%	101,423	94.6%
Trading securities	5,553	4.8%	584	0.5%
Total investments	109,087	94.6%	102,007	95.1%
Cash and cash equivalents	6,179	5.4%	5,255	4.9%
Total	$115,266	100.0%	$107,262	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$14,411	20.1%	$12,663	17.8%
Manufacturing	13,040	18.2%	12,360	17.4%
Utilities	6,352	8.9%	6,016	8.4%
Services	7,830	10.9%	7,959	11.2%
Energy	4,084	5.7%	3,838	5.4%
Retail and wholesale	3,747	5.2%	3,512	4.9%
Transportation	2,424	3.4%	2,201	3.1%
Other	157	0.2%	85	0.1%
Total corporate securities	52,045	72.5%	48,634	68.3%
U.S. government and agency	12,660	17.6%	13,487	18.9%
Residential mortgage-backed (2)	130	0.2%	98	0.1%
Preferred stock	621	0.9%	40	0.1%
State & municipal	536	0.7%	558	0.8%
Foreign governments	1,011	1.4%	977	1.4%
Commercial mortgage-backed	1,148	1.6%	1,863	2.6%
Asset-backed securities	3,587	5.0%	5,559	7.8%
Total	$71,738	100.0%	$71,216	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,146	61.5%	$44,500	62.5%
Baa (NAIC Designation 2)	25,285	35.2%	23,931	33.6%
Investment grade	69,431	96.8%	68,431	96.1%
Below investment grade (NAIC Designation 3 and 4)	2,307	3.2%	2,785	3.9%
Total	$71,738	100.0%	$71,216	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.
(4) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).

3Q 2021 Financial Supplement	24

Consolidated Results of General Account Investment Portfolio

	For the Nine Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	September 30, 2020		September 30, 2021		December 31, 2020
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:
Income (loss)	3.49%	$1,725	3.41%	$1,822	3.46%	$2,318
Ending assets		70,135		71,216		71,738
Mortgages:
Income (loss)	4.15%	384	4.07%	407	4.13%	517
Ending assets		12,802		13,448		13,159
Other Equity Investments (2):
Income (loss)	0.21%	2	22.97%	433	6.14%	95
Ending assets		1,588		2,903		1,621
Policy Loans:
Income	5.38%	153	5.28%	161	5.28%	204
Ending assets		4,123		4,027		4,118
Cash and Short-term Investments:
Income	0.05%	2	(0.05)%	(1)	0.03%	1
Ending assets		3,931		1,215		2,095
Funding Agreements:
Interest expense and other		(61)		(44)		(75)
Ending (liabilities)		(6,848)		(6,807)		(6,897)
Total invested Assets:
Income	3.62%	2,205	4.37%	2,778	3.72%	3,060
Ending assets		85,731		86,002		85,834
Short Duration Fixed Maturities:
Income (loss)	3.33%	140	3.38%	77	3.39%	184
Ending assets		5,448		142		4,704
Total Net Investment Income:
Investment income	3.60%	2,345	4.34%	2,855	3.70%	3,244
Less: investment fees	(0.12)%	(75)	(0.13)%	(82)	(0.12)%	(107)
Investment income, net	3.49%	$2,270	4.25%	$2,773	3.57%	$3,137
General Account Ending Net Assets		$91,179		$86,144		$90,538
Operating Earnings adjustments:
Funding Agreements interest expense		61		44		75
AB and other non-General Account investment income		73		169		151
Operating Net investment income (loss)		$2,404		$2,986		$3,363
Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(2) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).

3Q 2021 Financial Supplement	25

Additional Information

3Q 2021 Financial Supplement	26

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	9/30/2020	9/30/2021

TOTAL
Beginning balance (1)	$4,090	$4,171	$4,243	$4,943	$4,838	$5,840	$4,243
Capitalization of commissions, sales and issue expenses	148	181	186	220	214	488	620
Amortization	(90)	(59)	(87)	(106)	(64)	(1,554)	(257)
Change in unrealized investment gains and losses	23	(50)	601	(219)	378	(604)	760
Reclassified to Assets held-for-sale	—	—	—	—	—	1	—
Ending balance	$4,171	$4,243	$4,943	$4,838	$5,366	$4,171	$5,366

Individual Retirement
Beginning balance	$3,134	$3,128	$3,178	$3,390	$3,393	$3,285	$3,178
Capitalization of commissions, sales and issue expenses	90	110	123	149	142	295	414
Amortization	(91)	(41)	(61)	(58)	(96)	(280)	(215)
Change in unrealized investment gains and losses	(5)	(19)	150	(88)	47	(172)	109
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,128	$3,178	$3,390	$3,393	$3,486	$3,128	$3,486

Group Retirement
Beginning balance	$596	$601	$632	$705	$702	$659	$632
Capitalization of commissions, sales and issue expenses	21	27	21	22	24	66	67
Amortization	(15)	7	(6)	(9)	23	(80)	8
Change in unrealized investment gains and losses	(1)	(3)	58	(16)	8	(44)	50
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$601	$632	$705	$702	$757	$601	$757

Protection Solutions
Beginning balance	$344	$426	$418	$836	$732	$1,880	$418
Capitalization of commissions, sales and issue expenses	37	44	42	49	48	127	139
Amortization	15	(24)	(27)	(34)	(4)	(1,197)	(65)
Change in unrealized investment gains and losses	30	(28)	403	(119)	337	(385)	621
Reclassified to Assets held-for-sale	—	—	—	—	—	1	—
Ending balance	$426	$418	$836	$732	$1,113	$426	$1,113

Corporate and Other
Beginning balance (1)	$16	$16	$15	$12	$11	$16	$15
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	—	—
Amortization	1	(1)	7	(5)	13	3	15
Change in unrealized investment gains and losses	(1)	—	(10)	4	(14)	(3)	(20)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$16	$15	$12	$11	$10	$16	$10

(1) June 30, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

3Q 2021 Financial Supplement	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP operating earnings, Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP operating earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP operating earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments, including extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses associated with equity securities and certain legal accruals; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP operating earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP operating earnings.

3Q 2021 Financial Supplement	28

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment
We report Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a Non-GAAP financial measure used to evaluate our profitability on a consolidated basis and by segment, respectively.
We calculate Non-GAAP Operating ROE by dividing Non-GAAP operating earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities.
Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment.
For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the NAIC RBC framework adopted as of year-end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

3Q 2021 Financial Supplement	29

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	9/30/2020	9/30/2021

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(779)	$(1,238)	$(1,488)	$123	$672	$590	$(693)
Adjustments related to:
Variable annuity product features (1)	1,620	3,439	2,267	1,193	172	473	3,632
Investment gains (losses), net	(17)	(554)	(183)	(420)	(164)	(190)	(767)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	31	23	34	26	27	86	87
Other adjustments (2) (3) (4) (5)	66	116	524	7	141	836	672
Income tax (expense) benefit related to above adjustments (6)	(357)	(635)	(555)	(171)	(35)	(253)	(761)
Non-recurring tax items	4	(403)	1	—	5	12	6
Non-GAAP Operating Earnings	$568	$748	$600	$758	$818	$1,554	$2,176

Net income (loss) attributable to Holdings (7)	$(1.74)	$(2.80)	$(3.43)	$0.29	$1.62	$1.30	$(1.64)
Less: Preferred stock dividends	0.03	0.04	0.03	0.06	0.03	0.08	0.12
Net income (loss) available to Holdings' common shareholders	(1.77)	(2.84)	(3.46)	0.23	1.59	1.22	(1.76)
Adjustments related to:
Variable annuity product features (1)	3.62	7.77	5.22	2.79	0.41	1.04	8.58
Investment gains (losses), net	(0.04)	(1.25)	(0.42)	(0.98)	(0.41)	(0.42)	(1.81)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.07	0.05	0.08	0.06	0.07	0.19	0.21
Other adjustments (2) (3) (4) (5)	0.15	0.26	1.21	0.01	0.35	1.85	1.59
Income tax (expense) benefit related to above adjustments (6)	(0.80)	(1.43)	(1.28)	(0.40)	(0.08)	(0.56)	(1.80)
Non-recurring tax items	0.01	(0.91)	—	—	0.01	0.03	0.01
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (7)	$1.24	$1.65	$1.35	$1.71	$1.94	$3.35	$5.02

Book Value per common share
Book Value per common share	$36.05	$32.46	$21.32	$24.20	$25.00	$36.05	$25.00
Less: Per share impact of AOCI	9.42	8.76	1.73	4.72	4.64	9.42	4.64
Book value per common share (ex. AOCI)	$26.63	$23.70	$19.59	$19.48	$20.37	$26.63	$20.37

Notes:
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the nine months ended September 30, 2020. The impact per common share is $3.23 and other COVID-19 related impacts of $0.08 for the three and nine months ended September 30, 2020.
(2) Includes separation costs of $25 million, $37 million, $62 million and $108 million for the three and nine months ended September 30, 2021 and 2020. The impact per common share is $0.06, $0.08, $0.15 and $0.24 for the three and nine months ended September 30, 2021 and 2020.
(3) Includes certain legal accruals related to the cost of insurance litigation of $180 million for the nine months ended September 30, 2021. The impact per common share is $0.43 for the nine months ended September 30, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the nine months ended September 30, 2020. The impact per common share is $2.31 for the nine months ended September 30, 2020 and other COVID-19 related impacts of $0.00 and $0.19 for the three and nine months ended September 30, 2020.
(5) Includes Non-GMxB related derivative hedge losses of ($4) million, $10 million, $140 million, and ($461) million for the three and nine months ended September 30, 2021 and 2020. The impact per common share is ($0.01), $0.02, $0.31, and ($1.02) for the three and nine months ended September 30, 2021 and 2020.
(6) Includes income taxes of ($554) million for the above related COVID-19 items for the nine months ended September 30, 2020. The impact per common share is $0.00 and $(1.22) for the three and nine months ended September 30, 2020.
(7) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

3Q 2021 Financial Supplement	30

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(356)	$(648)	$(7,524)	$(3,382)	$(1,931)
Adjustments related to:
Variable annuity product features	2,169	3,912	13,048	8,519	7,071
Investment (gains) losses	(87)	(744)	(923)	(1,174)	(1,321)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	113	109	116	114	110
Other adjustments	1,031	952	781	713	788
Income tax (expense) benefits related to above adjustments	(665)	(888)	(2,735)	(1,718)	(1,396)
Non-recurring tax items	2	(391)	(396)	(398)	(397)
Non-GAAP Operating Earnings	$2,207	$2,302	$2,367	$2,674	$2,924

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(356)	$(648)	$(7,524)	$(3,382)	$(1,931)
Less: Preferred stock	(34)	(53)	(53)	(69)	(72)
Net income (loss) available to Holdings' common shareholders	$(390)	$(701)	$(7,577)	$(3,451)	$(2,003)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,348	$13,000	$10,868	$9,716	$8,816

Return on Equity (ex. AOCI)	(2.9)%	(5.4)%	(69.7)%	(35.5)%	(22.7)%

Non-GAAP Operating Earnings	$2,207	$2,302	$2,367	$2,674	$2,924
Less: Preferred stock	(34)	(53)	(53)	(69)	(72)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,173	$2,249	$2,314	$2,605	$2,852
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,348	$13,000	$10,868	$9,716	$8,816

Non-GAAP Operating Return on Equity (ex. AOCI)	16.3%	17.3%	21.3%	26.8%	32.4%

3Q 2021 Financial Supplement	31

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$13,456	$19,981	$17,498	$17,300	$15,576	$10,693	$11,732	$11,680
Less: Preferred Stock	775	775	775	1,269	1,269	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	12,681	19,206	16,723	16,031	14,307	9,131	10,170	10,118
Less: Accumulated other comprehensive income (loss)	844	2,289	3,928	4,188	3,863	740	1,983	1,876
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$11,837	$16,917	$12,795	$11,843	$10,444	$8,391	$8,187	$8,242

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	14,030	15,762	16,469	17,059	17,589	15,267	13,825	12,420
Less: Preferred Stock	194	388	581	899	1,022	1,219	1,416	1,489
Total equity attributable to Holdings' common shareholders	13,836	15,375	15,888	16,160	16,567	14,048	12,410	10,932
Less: Accumulated other comprehensive income (loss)	664	1,367	2,152	2,812	3,567	3,180	2,694	2,116
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,172	$14,008	$13,736	$13,348	$13,000	$10,868	$9,716	$8,816

3Q 2021 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98).
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

3Q 2021 Financial Supplement	33

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '21	Jul '21	Aug '21

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa2
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Matt Asensio
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '21, Moody’s as of Jun '21.

3Q 2021 Financial Supplement	34